SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     TOTAL SYSTEM SERVICES, INC.
                                                     (Registrant)

April 17, 1998                                       By:/s/Richard W. Ussery
                                                     Richard W. Ussery,
                                                     Chairman and
                                                     Principal Executive Officer

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Richard W. Ussery and Philip
W. Tomlinson, and each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or their substitute(s), may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/James H. Blanchard                                Date: April 17, 1998
-----------------------------------------
James H. Blanchard,
Director and Chairman of the
Executive Committee


/s/Richard W. Ussery                                 Date: April 17, 1998
-----------------------------------------
Richard W. Ussery,
Chairman of the Board
and Principal Executive Officer


/s/Philip W. Tomlinson                               Date: April 17, 1998
--------------------------------------------
Philip W. Tomlinson,
President
and Director


/s/James B. Lipham                                   Date: April 17, 1998
------------------------------------------
James B. Lipham,
Executive Vice President, Treasurer, Principal
Accounting and Financial Officer


/s/William A. Pruett                                 Date: April 17, 1998
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William A. Pruett,
Executive Vice President


/s/M. Troy Woods                                     Date: April 17, 1998
------------------------------------------------
M. Troy Woods,
Executive Vice President


/s/Griffin B. Bell                                   Date: April 17, 1998
----------------------------------------------
Griffin B. Bell,
Director


/s/Richard Y. Bradley                                Date: April 17, 1998
--------------------------------------------
Richard Y. Bradley,
Director


/s/Gardiner W. Garrard, Jr.                          Date: April 17, 1998
------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/John P. Illges, III                               Date: April 17, 1998
--------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                  Date: April 17, 1998
----------------------------------------
Mason H. Lampton,
Director


/s/Samuel A. Nunn                                    Date: April 17, 1998
--------------------------------------------
Samuel A. Nunn,
Director


/s/H. Lynn Page                                      Date: April 17, 1998
-----------------------------------------------
H. Lynn Page,
Director


/s/W. Walter Miller, Jr.                             Date: April 17, 1998
--------------------------------------------
W. Walter Miller, Jr.,
Director


/s/William B. Turner                                 Date: April 17, 1998
-------------------------------------------
William B. Turner,
Director


/s/James D. Yancey                                   Date: April 17, 1998
------------------------------------------
James D. Yancey,
Director